Basis of Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Sep. 27, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation
Basis of Presentation—The Consolidated Financial Statements include the consolidated accounts of Tyco International Ltd., a corporation organized under the laws of Switzerland, and its subsidiaries (Tyco and all its subsidiaries, hereinafter collectively referred to as the "Company" or "Tyco"). The financial statements have been prepared in United States dollars ("USD") and in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain information described under article 663-663h of the Swiss Code of Obligations has been presented in the Company's Swiss statutory financial statements for the year ended September 27, 2013. Unless otherwise indicated, references to 2013, 2012 and 2011 are to Tyco's fiscal years ending September 27, 2013, September 28, 2012 and September 30, 2011, respectively.
Effective September 28, 2012, Tyco completed the spin-offs of The ADT Corporation ("ADT") and Pentair Ltd. (formerly known as Tyco Flow Control International Ltd. ("Tyco Flow Control")), formerly the North American residential security and flow control businesses of Tyco, respectively, into separate, publicly traded companies in the form of a distribution to Tyco shareholders. Immediately following the spin-off, Pentair, Inc. was merged with a subsidiary of Tyco Flow Control in a tax-free, all-stock merger (the "Merger"), with Pentair Ltd. ("Pentair") succeeding Pentair Inc. as an independent publicly traded company. The distribution was made on September 28, 2012, to Tyco shareholders of record on September 17, 2012. Each Tyco shareholder received 0.50 of a common share of ADT and approximately 0.24 of a common share of Pentair for each Tyco common share held on the record date. The distribution was structured to be tax-free to Tyco shareholders except to the extent of cash received in lieu of fractional shares. The distributions, the Merger and related transactions are collectively referred to herein as the "2012 Separation". As a result of the distribution, the operations of Tyco's former flow control and North American residential security businesses are classified as discontinued operations in all periods prior to the 2012 Separation.
After giving effect to the 2012 Separation, the Company operates and reports financial and operating information in the following three segments: North America Installation & Services ("NA Installation & Services"), Rest of World Installation & Services ("ROW Installation & Services") and Global Products. The Company also provides general corporate services to its segments which is reported as a fourth, non-operating segment, Corporate and Other.
Effective June 29, 2007, Tyco completed the spin-offs of Covidien and TE Connectivity, formerly the Healthcare and Electronics businesses of Tyco, respectively, into separate, publicly traded companies (the "2007 Separation") in the form of a tax-free distribution to Tyco shareholders.
Reclassifications— Certain prior period amounts have been reclassified to conform with current period presentation.
During the third quarter of fiscal 2014, the Company plans to complete the sale of its South Korean security business (“ADT Korea”) to The Carlyle Group. The Company has reclassified the operations of its South Korean security business to income from discontinued operations in the Consolidated Statements of Operations and the assets and liabilities as held for sale within the Consolidated Balance Sheets as it satisfied the criteria to be presented as a discontinued operation for all periods presented. See Note 3 for additional information.
In reporting periods prior to the first quarter of fiscal 2013, certain costs of product sales were misclassified as costs of services. There was no impact to previously reported net revenue, operating income, income from continuing operations, net income, earnings per share or cash flow. The Company has evaluated and concluded that the identified amounts were not material to any of its previously filed annual or interim financial statements as the effects in prior periods were not material. Although not material, corrections have been made to the relevant periods presented in the financial statements included herein. These corrections resulted in reductions of cost of services with corresponding increases to cost of product sales of $679 million and $651 million for the years ended September 28, 2012 and September 30, 2011, respectively.

Principles of Consolidation
Principles of Consolidation—Tyco conducts business through its operating subsidiaries. The Company consolidates companies in which it owns or controls more than fifty percent of the voting shares or has the ability to control through similar rights. Also, the Company consolidates variable interest entities ("VIE") in which the Company has the power to direct the significant activities of the entity and the obligation to absorb losses or receive benefits from the entity that may be significant. The VIEs which the Company consolidates, individually or in the aggregate, did not have a material impact on the Company's financial position, results of operations or cash flows. All intercompany transactions have been eliminated. The results of companies acquired or disposed of during the year are included in the Consolidated Financial Statements from the effective date of acquisition or up to the date of disposal.
The Company has a 52 or 53-week fiscal year that ends on the last Friday in September. Fiscal 2013 and 2012 were 52 week years which ended on September 27, 2013 and September 28, 2012, respectively. Fiscal 2011 was a 53-week year which ended on September 30, 2011.

Use of Estimates
Use of Estimates—The preparation of the Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities and reported amounts of revenues and expenses. Significant estimates in these Consolidated Financial Statements include restructuring charges, allowances for doubtful accounts receivable, estimates of future cash flows associated with asset impairments, useful lives for depreciation and amortization, loss contingencies (including legal, environmental and asbestos reserves), insurance reserves, net realizable value of inventories, fair values of financial instruments, estimated contract revenue and related costs, income taxes and tax valuation allowances, and pension and postretirement employee benefit liabilities and expenses. Actual results could differ materially from these estimates.

Revenue Recognition
Revenue Recognition—The Company recognizes revenue principally on four types of transactions—sales of products, security systems, monitoring and maintenance services, and contract sales, including the installation of fire and security systems and other construction-related projects.
Revenue from the sales of products is recognized at the time title and risks and rewards of ownership pass. This is generally when the products reach the free-on-board shipping point, the sales price is fixed and determinable and collection is reasonably assured.
Provisions for certain rebates, sales incentives, trade promotions, product returns and discounts to customers are accounted for as reductions in determining net revenue in the same period the related sales are recorded. These provisions are based on terms of arrangements with direct, indirect and other market participants. Rebates are estimated based on sales terms, historical experience and trend analysis.
Sales of security monitoring systems may have multiple elements, including equipment, installation, monitoring services and maintenance agreements. The Company assesses its revenue arrangements to determine the appropriate units of accounting. When ownership of the system is transferred to the customer, each deliverable provided under the arrangement is considered a separate unit of accounting. Revenues associated with sale of equipment and related installations are recognized once delivery, installation and customer acceptance is completed, while the revenue for monitoring and maintenance services are recognized as services are rendered. Amounts assigned to each unit of accounting are based on an allocation of total arrangement consideration using a hierarchy of estimated selling price for the deliverables. The selling price used for each deliverable will be based on Vendor Specific Objective Evidence ("VSOE") if available, Third Party Evidence ("TPE") if VSOE is not available, or estimated selling price if neither VSOE or TPE is available. Revenue recognized for equipment and installation is limited to the lesser of their allocated amounts under the estimated selling price hierarchy or the non-contingent up-front consideration received at the time of installation, since collection of future amounts under the arrangement with the customer is contingent upon the delivery of monitoring and maintenance services. While the Company does not expect situations where VSOE is not available for sales of security systems and services, if such cases were to arise the Company would follow the selling price hierarchy to allocate arrangement consideration. For transactions in which the Company retains ownership of the subscriber system asset, fees for monitoring and maintenance services are recognized on a straight-line basis over the contract term. Non-refundable fees received in connection with the initiation of a monitoring contract, along with associated direct and incremental selling costs, are deferred and amortized over the estimated life of the customer relationship.
Revenue from the sale of services is recognized as services are rendered. Customer billings for services not yet rendered are deferred and recognized as revenue as the services are rendered and the associated deferred revenue is included in current liabilities or long-term liabilities, as appropriate.
Contract sales for the installation of fire protection systems, large security intruder systems and other construction-related projects are recorded primarily under the percentage-of-completion method. Profits recognized on contracts in process are based upon estimated contract revenue and related total cost of the project at completion. The extent of progress toward completion is generally measured based on the ratio of actual cost incurred to total estimated cost at completion. Revisions to cost estimates as contracts progress have the effect of increasing or decreasing profits each period. Provisions for anticipated losses are made in the period in which they become determinable. Estimated warranty costs are included in total estimated contract costs and are accrued over the construction period of the respective contracts under percentage-of-completion accounting.
The Company recorded retainage receivables of $48 million and $49 million as of September 27, 2013 and September 28, 2012, respectively, of which $41 million were unbilled during both periods. The retainage provisions consist primarily of fire protection contracts which become due upon contract completion and acceptance. The Company expects approximately $36 million to be collected during fiscal 2014, which are reflected within accounts receivable on the Consolidated Balance Sheet as of September 27, 2013.

Research and Development
Research and Development—Research and development expenditures are expensed when incurred and are included in cost of product sales, which amounted to $172 million, $145 million and $129 million for 2013, 2012 and 2011, respectively, related to new product development. Research and development expenses include salaries, direct costs incurred and building and overhead expenses.

Advertising
Advertising—Advertising costs are expensed when incurred and are included in selling, general and administrative expenses, which amounted to $60 million, $39 million and $46 million for 2013, 2012 and 2011, respectively.

Acquisition Costs
Acquisition Costs—Costs incurred to acquire new businesses, new product lines or similar assets are expensed when incurred and are included in selling, general and administrative expenses. See Note 5 for additional information.

Translation of Foreign Currency
Translation of Foreign Currency—For the Company's non-U.S. subsidiaries that account in a functional currency other than U.S. dollars, assets and liabilities are translated into U.S. dollars using period-end exchange rates. Revenue and expenses are translated at the average exchange rates in effect during the period. Foreign currency translation gains and losses are included as a component of accumulated other comprehensive loss in Tyco's shareholders' equity.
Gains and losses resulting from foreign currency transactions and the impact of foreign currency derivatives related to operating activities are reflected in selling, general and administrative expenses. Through April 2011, the Company declared its dividends in Swiss francs. Any foreign exchange gains or losses arising from such were reflected in other expense, net in the Company's Consolidated Statement of Operations. Beginning in May 2011, the Company began making dividend payments out of contributed surplus in U.S. dollars.

Cash and Cash Equivalents	Cash and Cash Equivalents—All highly liquid investments with original maturities of three months or less from the time of purchase are considered to be cash equivalents.
Allowance for Doubtful Accounts
Allowance for Doubtful Accounts—The allowance for doubtful accounts receivable reflects the best estimate of probable losses inherent in Tyco's receivable portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available evidence.

Inventories	Inventories—Inventories are recorded at the lower of cost (primarily first-in, first-out) or market value.
Property, Plant and Equipment, Net
Property, Plant and Equipment, Net—Property, Plant and Equipment, net is recorded at cost less accumulated depreciation. Depreciation expense for 2013, 2012 and 2011 was $287 million, $281 million and $290 million, respectively. Maintenance and repair expenditures are charged to expense when incurred. Except for pooled subscriber systems, depreciation is calculated using the straight-line method over the estimated useful lives of the related assets as follows:

Buildings and related improvements	Up to 50 years
Leasehold improvements	Lesser of remaining term of the lease or economic useful life
Subscriber systems	Accelerated method up to 15 years
Other machinery, equipment and furniture and fixtures	Up to 21 years

See below for discussion of depreciation method and estimated useful lives related to subscriber systems.

Subscriber System Assets and Related Deferred Revenue Accounts
Subscriber System Assets, Dealer Intangibles and Related Deferred Revenue Accounts—The Company considers assets related to the acquisition of new customers in its electronic security business in three asset categories: internally generated residential subscriber systems outside of North America, internally generated commercial subscriber systems (collectively referred to as subscriber system assets) and customer accounts acquired through the ADT dealer program, primarily outside of North America (referred to as dealer intangibles). Subscriber system assets include installed property, plant and equipment for which Tyco retains ownership and deferred costs directly related to the customer acquisition and system installation. Subscriber system assets represent capitalized equipment (e.g. security control panels, touchpad, motion detectors, window sensors, and other equipment) and installation costs associated with electronic security monitoring arrangements under which the Company retains ownership of the security system assets in a customer's place of business or, outside of North America, residence. Installation costs represent costs incurred to prepare the asset for its intended use. The Company pays property taxes on the subscriber system assets and upon customer termination, may retrieve such assets. These assets embody a probable future economic benefit as they generate future monitoring revenue for the Company.
Costs related to the subscriber system equipment and installation are categorized as property, plant and equipment rather than deferred costs. Deferred costs associated with subscriber system assets represent direct and incremental selling expenses (i.e. commissions) related to acquiring the customer. Commissions related to up-front consideration paid by customers in connection with the establishment of the monitoring arrangement are determined based on a percentage of the up-front fees and do not exceed deferred revenue. Such deferred costs are recorded as non-current assets and are included in the other assets line item within the Consolidated Balance Sheets.
Subscriber system assets and any deferred revenue resulting from the customer acquisition are accounted for over the expected life of the subscriber. In certain geographical areas where the Company has a large number of customers that behave in a similar manner over time, the Company accounts for subscriber system assets and related deferred revenue using pools, with separate pools for the components of subscriber system assets and any related deferred revenue based on the same month and year of acquisition. The Company depreciates its pooled subscriber system assets and related deferred revenue using an accelerated method with lives up to 15 years. The accelerated method utilizes declining balance rates based on geographical area ranging from 135% to 360% for commercial subscriber pools and dealer intangibles and converts to a straight-line methodology when the resulting depreciation charge is greater than that from the accelerated method. The Company uses a straight-line method with a 14-year life for non-pooled subscriber system assets (primarily in Europe, Latin America and Asia) and related deferred revenue, with remaining balances written off upon customer termination.

Dealer and Other Amortizable Intangible Assets, Net
Certain contracts and related customer relationships result from purchasing residential security monitoring contracts from an external network of independent dealers who operate under the ADT dealer program, primarily outside of North America. Acquired contracts and related customer relationships are recorded at their contractually determined purchase price.
During the first 6 months (12 months in certain circumstances) after the purchase of the customer contract, any cancellation of monitoring service, including those that result from customer payment delinquencies, results in a chargeback by the Company to the dealer for the full amount of the contract purchase price. The Company records the amount charged back to the dealer as a reduction of the previously recorded intangible asset.
Intangible assets arising from the ADT dealer program described above are amortized in pools determined by the same month and year of contract acquisition on an accelerated basis over the period and pattern of economic benefit that is expected to be obtained from the customer relationship.
The estimated useful life of dealer intangibles ranges from 12 to 15 years. The Company amortizes dealer intangible assets on an accelerated basis.
Other Amortizable Intangible Assets, Net—Intangible assets primarily include contracts and related customer relationships (dealer accounts discussed above) and intellectual property.
Other contracts and related customer relationships, as well as intellectual property consisting primarily of patents, trademarks, copyrights and unpatented technology, are amortized on a straight-line basis over 4 to 40 years. The Company evaluates the amortization methods and remaining useful lives of intangible assets on a periodic basis to determine whether events and circumstances warrant a revision to the amortization method or remaining useful lives.

Long-Lived Asset Impairments
Long-Lived Asset Impairments—The Company reviews long-lived assets, including property, plant and equipment and amortizable intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the asset may not be fully recoverable. Tyco performs undiscounted operating cash flow analyses to determine if impairment exists. For purposes of recognition and measurement of an impairment for assets held for use, Tyco groups assets and liabilities at the lowest level for which cash flows are separately identified. If an impairment is determined to exist, any related impairment loss is calculated based on fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.

Goodwill and Indefinite Lived Intangible Asset Impairments
Goodwill and Indefinite-Lived Intangible Asset Impairments—Goodwill and indefinite-lived intangible assets are assessed for impairment annually and more frequently if triggering events occur (see Note 8 for additional information). The Company performed its annual impairment tests for goodwill and indefinite-lived intangible assets on the first day of the fourth quarter of 2013. In performing these assessments, management relies on and considers a number of factors, including operating results, business plans, economic projections, anticipated future cash flows, comparable market transactions (to the extent available), other market data and the Company's overall market capitalization. There are inherent uncertainties related to these factors which require judgment in applying them to the analysis of goodwill and indefinite-lived intangible assets for impairment.
When testing for goodwill impairment, the Company first compares the fair value of a reporting unit with its carrying amount. Fair value for the goodwill impairment test is determined utilizing a discounted cash flow analysis based on the Company's future budgets discounted using market participants' weighted-average cost of capital and market indicators of terminal year cash flows. Other valuation methods are used to corroborate the discounted cash flow method. If the carrying amount of a reporting unit exceeds its fair value, goodwill is considered potentially impaired and further tests are performed to measure the amount of impairment loss. In the second step of the goodwill impairment test, the Company compares the implied fair value of the reporting unit's goodwill with the carrying amount of the reporting unit's goodwill. If the carrying amount of the reporting unit's goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess of the carrying amount of goodwill over its implied fair value. The implied fair value of goodwill is determined in the same manner that the amount of goodwill recognized in a business combination is determined. The Company allocates the fair value of a reporting unit to all of the assets and liabilities of that unit, including intangible assets, as if the reporting unit had been acquired in a business combination. Any excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities represents the implied fair value of goodwill.
Indefinite-lived intangible assets consisting primarily of trade names and franchise rights are tested for impairment using either a relief-from-royalty method or excess earnings method, respectively.

Investments
Investments—The Company invests in debt and equity securities. Long-term investments in marketable equity securities that represent less than twenty percent ownership are marked to market at the end of each accounting period. Unrealized gains and losses are credited or charged to accumulated other comprehensive loss within Tyco shareholders' equity for available for sale securities unless an unrealized loss is deemed to be other than temporary, in which case such loss is charged to earnings. Management determines the proper classification of investments in debt obligations with fixed maturities and equity securities for which there is a readily determinable market value at the time of purchase and reevaluates such classifications as of each balance sheet date. Realized gains and losses on sales of investments are included in the Consolidated Statements of Operations.
Other equity investments for which the Company does not have the ability to exercise significant influence and for which there is not a readily determinable market value are accounted for under the cost method of accounting. Each reporting period, the Company evaluates the carrying value of its investments accounted for under the cost method of accounting, such that they are recorded at the lower of cost or estimated net realizable value. For equity investments in which the Company exerts significant influence over operating and financial policies but does not control, the equity method of accounting is used. The Company's share of net income or losses of equity investments is included in the Consolidated Statements of Operations.

Product Warranty
Product Warranty—The Company records estimated product warranty costs at the time of sale. Products are warranted against defects in material and workmanship when properly used for their intended purpose, installed correctly, and appropriately maintained. Generally, product warranties are implicit in the sale; however, the customer may purchase an extended warranty. However, in most instances the warranty is either negotiated in the contract or sold as a separate component. The warranty liability is determined based on historical information such as past experience, product failure rates or number of units repaired, estimated cost of material and labor, and in certain instances estimated property damage.

Environmental Costs
Environmental Costs—The Company is subject to laws and regulations relating to protecting the environment. Tyco provides for expenses associated with environmental remediation obligations when such amounts are probable and can be reasonably estimated.

Income Taxes
Income Taxes—Deferred tax liabilities and assets are recognized for the expected future tax consequences of events that have been reflected in the Consolidated Financial Statements. Deferred tax liabilities and assets are determined based on the differences between the book and tax bases of particular assets and liabilities and operating loss carryforwards, using tax rates in effect for the years in which the differences are expected to reverse. A valuation allowance is provided to offset deferred tax assets if, based upon the available evidence, including consideration of tax planning strategies, it is more-likely-than-not that some or all of the deferred tax assets will not be realized.

Asbestos - Related Contingencies and Insurance Receivables
Asbestos-Related Contingencies and Insurance Receivables—The Company and certain of its subsidiaries along with numerous other companies are named as defendants in personal injury lawsuits based on alleged exposure to asbestos-containing materials. The Company's estimate of the liability and corresponding insurance recovery for pending and future claims and defense costs is based on the Company's historical claim experience, and estimates of the number and resolution cost of potential future claims that may be filed. The Company's legal strategy for resolving claims also impacts these estimates. The Company considers various trends and developments in evaluating the period of time (the look-back period) over which historical claim and settlement experience is used to estimate and value claims reasonably projected to be made in the future during a defined period of time (the look-forward period). On a quarterly basis, the Company assesses the sufficiency of its estimated liability for pending and future claims and defense costs by evaluating actual experience regarding claims filed, settled and dismissed, and amounts paid in settlements. In addition to claims and settlement experience, the Company considers additional quantitative and qualitative factors such as changes in legislation, the legal environment, and the Company's defense strategy. The Company also evaluates the recoverability of its insurance receivable on a quarterly basis. The Company evaluates all of these factors and determines whether a change in the estimate of its liability for pending and future claims and defense costs or insurance receivable is warranted.
In connection with the recognition of liabilities for asbestos-related matters, the Company records asbestos-related insurance recoveries that are probable. The Company's estimate of asbestos-related insurance recoveries represents estimated amounts due to the Company for previously paid and settled claims and the probable reimbursements relating to its estimated liability for pending and future claims. In determining the amount of insurance recoverable, the Company considers a number of factors, including available insurance, allocation methodologies, solvency and creditworthiness of the insurers. See Note 13 for additional information.

Insurable Liabilities
Insurable Liabilities—The Company records liabilities for its workers' compensation, product, general and auto liabilities. The determination of these liabilities and related expenses is dependent on claims experience. For most of these liabilities, claims incurred but not yet reported are estimated by utilizing actuarial valuations based upon historical claims experience. Certain insurable liabilities, such as workers' compensation, are discounted using a risk-free rate of return when the pattern and timing of the future obligation is reliably determinable. The impact of the discount on the Consolidated Balance Sheets was to reduce the obligation by $14 million to $58 million as of September 27, 2013 and by $15 million to $58 million as of September 28, 2012. The Company records receivables from third party insurers when recovery has been determined to be probable. The Company maintains captive insurance companies to manage certain of its insurable liabilities. The captive insurance companies hold certain investment accounts for the purpose of providing collateral for the Company's insurable liabilities. See Note 12 for additional information.

Fair Value of Financial Instruments
Fair Value of Financial Instruments—Authoritative guidance for fair value measurements establishes a three-level hierarchy that ranks the quality and reliability of information used in developing fair value estimates. The hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data. In cases where two or more levels of inputs are used to determine fair value, a financial instrument's level is determined based on the lowest level input that is considered significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are summarized as follows:

•	Level 1—inputs are based upon quoted prices (unadjusted) in active markets for identical assets or liabilities which are accessible as of the measurement date.

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Level 2—inputs are based upon quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and model-derived valuations for the asset or liability that are derived principally from or corroborated by market data for which the primary inputs are observable, including forward interest rates, yield curves, credit risk and exchange rates.

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Level 3—inputs for the valuations are unobservable and are based on management's estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques such as option pricing models and discounted cash flow models.

Financial Instruments
Financial Instruments—The Company may use interest rate swaps, currency swaps, forward and option contracts and commodity swaps to manage risks generally associated with interest rate risk, foreign exchange risk and commodity prices. Derivatives used for hedging purposes are designated and effective as a hedge of the identified risk exposure at the inception of the contract. Accordingly, changes in fair value of the derivative contract are highly effective at offsetting the changes in the fair value of the underlying hedged item at inception of the hedge and are expected to remain highly effective over the life of the hedge contract.
All derivative financial instruments are reported on the Consolidated Balance Sheets at fair value. Derivatives used to economically hedge foreign currency denominated balance sheet items related to operating activities are reported in selling, general and administrative expenses along with offsetting transaction gains and losses on the items being hedged. Derivatives used to economically hedge dividends declared in Swiss francs through April of 2011 were reported in the Company's Consolidated Statements of Operations as part of other expense, net along with offsetting transaction gains and losses on the items being hedged. Beginning in May of 2011, the Company no longer declared dividends in Swiss francs. Derivatives used to manage the exposure to changes in interest rates are reported in interest expense along with offsetting transaction gains and losses on the items being hedged. Gains and losses on net investment hedges are included in the cumulative translation adjustment component of accumulated other comprehensive loss to the extent they are effective. Gains and losses on derivatives designated as cash flow hedges are recorded in accumulated other comprehensive loss and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The Company classifies cash flows associated with the settlement of derivatives consistent with the nature of the transaction being hedged. The ineffective portion of all hedges, if any, is recognized currently in earnings as noted above. Instruments that do not qualify for hedge accounting are marked to market with changes recognized in current earnings.

Redeemable Noncontrolling Interests
Redeemable Noncontrolling Interests—Noncontrolling interest with redemption features, such as put options, that are not solely within the Company's control are considered redeemable noncontrolling interests. The Company accretes changes in the redemption value through noncontrolling interest in subsidiaries net income attributable to the noncontrolling interest over the period from the date of issuance to the earliest redemption date. Redeemable noncontrolling interest is considered to be temporary equity and is therefore reported in the mezzanine section between liabilities and equity on the Company's Consolidated Balance Sheet at the greater of the initial carrying amount increased or decreased for the noncontrolling interest's share of net income or loss or its redemption value.

Recently Adopted and Issued Accounting Pronouncements
Recently Adopted Accounting Pronouncements—In June 2011, the Financial Accounting Standards Board ("FASB") issued authoritative guidance for the presentation of comprehensive income. The guidance amended the reporting of Other Comprehensive Income ("OCI") by eliminating the option to present OCI as part of the Consolidated Statement of Shareholders' Equity. The amendment will not impact the accounting for OCI, but only its presentation in the Company's Consolidated Financial Statements. The guidance requires that items of net income and OCI be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements which include total net income and its components, consecutively followed by total OCI and its components to arrive at total comprehensive income. In December 2011, the FASB issued authoritative guidance to defer the effective date for those aspects of the guidance relating to the presentation of reclassification adjustments out of Accumulated other comprehensive income ("AOCI") by component. The guidance, other than as it relates to the presentation of reclassification adjustments, became effective for Tyco in the first quarter of fiscal 2013 and was applied retrospectively to prior periods. See Note 15 for additional information.
In September 2011, the FASB issued authoritative guidance which amends the process of testing goodwill for impairment. Additionally, in July 2012, the FASB issued authoritative guidance which similarly amended the process of testing indefinite-lived intangible assets for impairment. The guidance permits an entity to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not (defined as having a likelihood of more than fifty percent) that the fair value of a reporting unit or indefinite-lived intangible asset is less than its carrying amount. If an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, performing the traditional two step goodwill impairment test is unnecessary. If an entity concludes otherwise, it would be required to perform the first step of the two step goodwill impairment test. If the carrying amount of the reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test. If an entity determines it is not more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount, then the entity is not required to take further action. If an entity concludes otherwise, it would be required to perform a quantitative impairment test by calculating the fair value of the asset and comparing it with its carrying amount. If the carrying amount of the asset exceeds its fair value, then the entity shall recognize an impairment loss in an amount equal to that excess. However, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment. The guidance became effective for Tyco for interim impairment testing beginning in the first quarter of fiscal 2013.
Recently Issued Accounting Pronouncements—In January 2013, the FASB issued authoritative guidance clarifying the scope of disclosures about offsetting assets and liabilities. The guidance clarifies that the scope of the disclosures applies to derivatives accounted for in accordance with authoritative guidance for derivatives and hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that either offset or are subject to an enforceable master netting agreement or similar agreement. The guidance is applied retrospectively and will be effective for Tyco in the first fiscal quarter of fiscal 2014. The Company does not expect the guidance to have a significant impact on its disclosures.
In February 2013, the FASB issued authoritative guidance for the reporting of amounts reclassified out of AOCI. The amendment will not change the current requirements for reporting net income or OCI in the financial statements. The guidance requires the presentation, either on the face of the statement where net income is presented or in the notes, of the significant reclassifications out of AOCI by the respective line items of net income if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, the amendment requires a cross-reference to other disclosures under U.S. GAAP that provide additional detail about those amounts. The guidance will be effective for Tyco in the first quarter of fiscal 2014. The Company does not expect the guidance to have a significant impact on its disclosures.
In March 2013, the FASB issued authoritative guidance on the accounting for the cumulative translation adjustment ("CTA") when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets within a foreign entity. The guidance requires that the parent release any CTA into net income when the parent ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity which results in a substantially complete liquidation of the foreign entity; when the sale of an investment in a foreign entity results in the loss of a controlling financial interest; or where an acquirer obtains control of an acquiree in which it had an equity interest immediately before the acquisition date. The guidance does not change the requirement to release a pro rata portion of the CTA into net income upon a partial sale of an equity method investment that is a foreign entity. The guidance will be effective for Tyco in the first quarter of fiscal 2015, with early adoption permitted. The Company is currently assessing the timing of its adoption along with what impact, if any, the guidance will have upon adoption.
In July 2013, the FASB issued authoritative guidance for the presentation of an unrecognized tax benefit when a net operating loss (“NOL”) carryforward, a similar tax loss, or a tax credit carryforward exists. The guidance requires an entity to present an unrecognized tax benefit, or a portion of an unrecognized tax benefit, in the financial statements as a reduction to a deferred tax asset for a NOL carryforward, a similar tax loss, or a tax credit carryforward. If the NOL carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the jurisdiction or the tax law of the jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with deferred tax assets. This guidance does not require any additional recurring disclosures and will be effective for Tyco the first fiscal quarter of fiscal 2015. The Company is currently assessing the impact, if any, the guidance will have upon adoption.